Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of April 26, 2023 (the “Amendment Effective Date”), is entered into among TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation (the “Company”), the Designated Borrowers (defined herein), the Subsidiary Guarantors (defined herein), the Lenders (defined herein) and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Company, certain Subsidiaries of the Company party thereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), certain other Subsidiaries of the Company party thereto (each a “Subsidiary Guarantor”), the lenders from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, have entered into that certain Amended and Restated Credit Agreement dated as of March 4, 2021 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, certain loans and/or other extensions of credit (the “Loans”) under the Credit Agreement denominated in Dollars (the “Impacted Currency”) incur or are permitted to incur interest, fees, commissions or other amounts based on the London Interbank Offered Rate as administered by the ICE Benchmark Administration (“LIBOR”) in accordance with the terms of the Credit Agreement; and
WHEREAS, applicable parties under the Credit Agreement have determined in accordance with the Credit Agreement that LIBOR for the Impacted Currency should be replaced with a successor rate in accordance with the Credit Agreement and, in connection therewith, the Administrative Agent has determined that certain conforming changes are necessary or advisable.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein (including on any Appendix attached hereto) shall have the meanings provided to such terms in the Credit Agreement, as amended by this Agreement.
2.    Amendments.
(a)    Notwithstanding any provision of the Credit Agreement or any other Loan Document to the contrary, the parties hereto hereby agree that (i) the terms set forth on Appendix A shall apply to the Impacted Currency and (ii) the maximum Consolidated Net Debt to EBITDA Ratio under Section 8.09(a) for the fiscal quarter ended March 31, 2023 shall be calculated after giving effect to this Agreement. For the avoidance of doubt, to the extent provisions in the Credit Agreement apply to the Impacted Currency and such provisions are not specifically addressed by Appendix A, the provisions in the Credit Agreement shall continue to apply to the Impacted Currency.
(b)    The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Communication” means this Agreement, any other Loan Document, and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document.
“Electronic Copy” has the meaning specified in Section 11.19.
“Electronic Record” has the meaning assigned to it by 15 USC §7006

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“Electronic Signature” has the meaning assigned to it by 15 USC §7006.
“Lender Party” means each of the Lenders, the L/C Issuer, and the Swing Line Lender.
(c)    The definition of “Acquisition Event” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Acquisition Event” means an Acquisition or series of Acquisitions by the Company and its Subsidiaries involving consideration in an aggregate amount exceeding $100,000,000.
(d)    The definition of “Consolidated Net Debt to EBITDA Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Consolidated Net Debt to EBITDA Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness, net of unencumbered cash and Cash Equivalents of the Company and its Domestic Subsidiaries to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.
(e)    Section 8.09(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Leverage Ratio. Permit the Consolidated Net Debt to EBITDA Ratio as of the end of any fiscal quarter of the Company to exceed 3.50:1.0; provided, however, that as of the end of each of the four (4) fiscal quarters immediately following an Acquisition Event, commencing with the fiscal quarter in which such Acquisition Event was consummated, the Company shall have the right to permit the Consolidated Net Debt to EBITDA Ratio to exceed 3.50:1.0, so long as (a) it does not exceed 4.00:1.0 as of the end of any such four (4) fiscal quarters and (b) it reverts to 3.50:1.0 as of the end of each fiscal quarter after such fourth fiscal quarter.

(f)    Paragraph 11.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:

11.19 Electronic Execution; Electronic Records; Counterparts.

This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties, the Administrative Agent, and the Lender Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an

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original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, the L/C Issuer nor the Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, the L/C Issuer and/or the Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification and regardless of the appearance or form of such Electronic Signature, and (b) upon the request of the Administrative Agent or any Lender Party, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed counterpart.
Neither the Administrative Agent, the L/C Issuer nor the Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, the L/C Issuer’s or the Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, the L/C Issuer and the Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).
Each of the Loan Parties and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, and (ii) any claim against the Administrative Agent, each Lender Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
3.    Conflict with Loan Documents. In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
4.    Conditions Precedent. This Agreement shall become effective upon receipt by the Administrative Agent of counterparts of this Agreement, properly executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Lenders.
5.    Payment of Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including all reasonable fees, charges and disbursements of counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
6.    Miscellaneous.
(a)The Loan Documents, and the obligations of the Borrowers under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)Each Borrower (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees

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that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.
(c)Each Borrower represents and warrants that:
(i)    The execution, delivery and performance by such Person of this Agreement is within such Person’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.
(ii)    This Agreement has been duly executed and delivered by such Person, and constitutes a valid and binding obligation of such Person, enforceable against it in accordance with the terms hereof, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(iii)    The execution and delivery by such Person of this Agreement and performance by such Person of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (c) violate any law.
(iv)    Before and after giving effect to this Agreement, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.
(d)This Agreement may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Agreement.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Agreement which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.
(e)Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

COMPANY:	TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation

By: /s/ Stephen F. Blackwood Name: Stephen F. Blackwood Title: Senior Vice President and Treasurer

DESIGNATED BORROWERS:
TELEDYNE NETHERLANDS B.V.,
a Dutch company with limited liability having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the Dutch trade register under number 52020444

By: /s/ Nick Wargent
Name: Nick Wargent
Title: Director A

By: /s/ Edwin Roks
Name: Edwin Roks
Title: Director B

TELEDYNE DIGITAL IMAGING, INC.,
an Ontario, Canada corporation

By:     /s/ Susan L. Main_______
Name: Susan L. Main
Title: Senior Vice President

SUBSIDIARY GUARANTORS	TELEDYNE FLIR, LLC, a Delaware limited liability company By: _____/s/ Susan L. Main Name: Susan L. Main Title: Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Angela Larkin
Name:    Angela Larkin
Title:    Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A., as a Lender

By: ___/s. Oscar D. Cortez Name: Oscar D. Cortez Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By: _____/s/ Jonathan Bennett Name: Jonathan Bennett Title: Executive Director

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: ___/s/ Marty McDonald Name: Marty McDonald Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL, as a Lender

By: ____/s/ Patrick Hartweger Name: Patrick Hartweger Title: Managing Director

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD., as a Lender

By: ___/s/ Wolfgang Arbaczewski Name: Wolfgang Arbaczewski Title: Authorized Signatory

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: __/s/Leslie Light Name: Leslie Light Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK, as a Lender

By: ____/s/ Christian Jacobsen Name: Christian Jacobsen Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK N.A., SUCCESSOR IN INTEREST TO BANK OF THE WEST, as a Lender

By: _/s/ Tricia LandryName: Tricia Landry Title: Director

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CITY NATIONAL BANK, as a Lender

By: _/s/ Katie McDowell Name: Katie McDowell Title: Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ John Houck Name: John Houck, #23478 Title: Associate Relationship Manager

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON, as a Lender

By: /s/ Tak Cheng Name: Tak Cheng Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Jeffrey Leets Name: Jeffrey Leets Title: Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Suzannah Valdivia Name: Suzannah Valdivia Title: Senior Vice President

TELEDYNE TECHNOLOGIES INCORPORATED
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Appendix A

TERMS APPLICABLE TO TERM SOFR LOANS

1.    Defined Terms. The following terms shall have the meanings set forth below:
“Administrative Agent’s Office” means, with respect to Dollars, the Administrative Agent’s address and, as appropriate, account specified in the Credit Agreement with respect to Dollars, or such other address or account with respect to Dollars as the Administrative Agent may from time to time notify the Company and the Lenders.
“Applicable Rate” has the meaning given to such term in the Credit Agreement.
“Base Rate” has the meaning given to such term in the Credit Agreement.
“Base Rate Loans” means a Loan that bears interest at a rate based on the Base Rate.
“Borrowing” means a “Borrowing” as defined in the Credit Agreement.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.
“CME” means CME Group Benchmark Administration Limited.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Daily Simple SOFR” means, with respect to any applicable determination date, SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).
“Dollar” and “$” mean lawful money of the United States.
“Eurocurrency Rate” means Eurocurrency Rate, LIBOR, LIBOR Rate or any similar or analogous definition in the Credit Agreement.
“Eurocurrency Rate Loans” means a Loan that bears interest at a rate based on the Eurocurrency Rate.
“Interest Payment Date” means, as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the applicable maturity date set forth in the Credit Agreement; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the

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respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates.
“Interest Period” means as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter, as selected by the applicable Borrower in its Loan Notice, or such other period that is twelve months or less requested by the applicable Borrower and consented to by all the Lenders and the Administrative Agent (in the case of each requested Interest Period, subject to availability); provided that:
    (a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
    (b)    any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
    (c)     no Interest Period shall extend beyond the Maturity Date.
“Loan Notice” means a “Loan Notice” as defined in the Credit Agreement, and such term shall be deemed to include the Loan Notice attached hereto as Exhibit A.
“Required Lenders” has the meaning given to such term in the Credit Agreement, subject to Section 2(g) of this Appendix A.
“Scheduled Unavailability Date” has the meaning set forth in Section 2(g) of this Appendix A.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).
“SOFR Adjustment” with respect to Term SOFR means 0.10% (10 basis points).
“Successor Rate” has the meaning set forth in Section 2(g).
“Swing Line Loan” has the meaning given to such term in the Credit Agreement.
“Term SOFR” means:
    (a)    for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and
    (b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two (2) U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date, then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term;

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provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.
“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
2.    Terms Applicable to Term SOFR Loans. From and after the Amendment Effective Date, the parties hereto agree as follows:
(a)    Impacted Currency. (i) Dollars shall not be considered a currency for which there is a published LIBOR rate and (ii) any request for a new Eurocurrency Rate Loan denominated in Dollars, or to continue an existing Eurocurrency Rate Loan denominated in Dollars, shall be deemed to be a request for a new Loan bearing interest at Term SOFR; provided, that, to the extent any Loan bearing interest at the Eurocurrency Rate is outstanding on the Amendment Effective Date, such Loan shall continue to bear interest at the Eurocurrency Rate until the end of the current Interest Period or payment period applicable to such Loan.
(b)     References to Eurocurrency Rate and Eurocurrency Rate Loans in the Credit Agreement and Loan Documents.
(i)     References to the Eurocurrency Rate and Eurocurrency Rate Loans in provisions of the Credit Agreement and the other Loan Documents that are not specifically addressed herein (other than the definitions of Eurocurrency Rate and Eurocurrency Rate Loan) shall be deemed to include Term SOFR and Term SOFR Loans, as applicable. In addition, references to the Eurocurrency Rate in the definition of Base Rate in the Credit Agreement shall be deemed to refer to Term SOFR.
(ii)     For purposes of any requirement for any Borrower to compensate Lenders for losses in the Credit Agreement resulting from any continuation, conversion, payment or prepayment of any Loan on a day other than the last day of any Interest Period (as defined in the Credit Agreement), references to the Interest Period (as defined in the Credit Agreement) shall be deemed to include any relevant interest payment date or payment period for a Term SOFR Loan.
(c)     Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or

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replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
(d)    Borrowings, Conversions, Continuations and Prepayments of Term SOFR Loans. In addition to any other borrowing or prepayment requirements set forth in the Credit Agreement:
(i)    Term SOFR Loans. Each Borrowing, each conversion of Loans (other than Swing Line Loans) from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) (1) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans; provided, however, that if the Company wishes to request Term SOFR Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Company (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders and the Administrative Agent. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Loan Notice shall specify (i) whether the Company is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (iv) if applicable, the Designated Borrower. If the Company fails to specify a Type of Loan in a Loan Notice or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Company requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(ii)    Conforming Changes. With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the

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Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.

(iii)    Loan Notice. For purposes of a Borrowing of Term SOFR Loans, or a continuation of a Term SOFR Loan, the Company shall use the Loan Notice attached hereto as Exhibit A.
(iv)    Voluntary Prepayments of Term SOFR Loans. The Borrowers may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a notice in accordance with Section 2.05(a)(i) of the Credit Agreement, at any time or from time to time voluntarily prepay the Term SOFR Loans in whole or in part without premium or penalty (except as otherwise specified in the Credit Agreement); provided that such notice must be received by the Administrative Agent not later than 11:00 a.m. (Eastern time) two Business Days prior to any date of prepayment of Term SOFR Loans.
(e)    Interest.
    (i)    Subject to the provisions of the Credit Agreement with respect to default interest, each Term SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the sum of Term SOFR plus the Applicable Rate.
    (ii)    Interest on each Term SOFR Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified in the Credit Agreement; provided, that any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any debtor relief law.
(f)     Computations. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest with respect to Term SOFR Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to the provisions in the Credit Agreement addressing payments generally, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
(g)    Inability to Determine Rates; Successor Rates.
            (i)    Defined Terms. For purposes of this Section 2(g), those Lenders that either have not made, or do not have an obligation under the Credit Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders.
(ii)    Inability to Determine Rate. If in connection with any request for a Term SOFR Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (x) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 2(g)(iii), and the circumstances under clause (x) of Section 2(g)(iii) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in

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connection with an existing or proposed Base Rate Loan, or (y) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Company and each Lender.
Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (y) of this Section 2(g)(ii), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.
Upon receipt of such notice, (x) the Company may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (y) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans at the end of their respective applicable Interest Period.
(iii)    Replacement of Term SOFR or Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Company or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Company) that the Company or Required Lenders (as applicable) have determined, that:
(x)     adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or
(y)     CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”);
then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (y) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can

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be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”).
If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a quarterly basis.
Notwithstanding anything to the contrary herein, (A) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (B) if the events or circumstances of the type described in Section 2(g)(iii)(x) or 2(g)(iii)(y) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Company may amend this Agreement and the other Loan Documents solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 2(g)(iii) at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Company unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.
The Administrative Agent will promptly (in one or more notices) notify the Company and each Lender of the implementation of any Successor Rate.
Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
Notwithstanding anything else herein or in the Credit Agreement, if at any time any Successor Rate as so determined would otherwise be less than 0%, the Successor Rate will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents.
In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Company and the Lenders reasonably promptly after such amendment becomes effective.

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Exhibit A
FORM OF LOAN NOTICE
(Term SOFR Loans)
Date: ___________, _____1
To:    Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 4, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Teledyne Technologies Incorporated, a Delaware corporation (the “Company”), certain Subsidiaries of the Company party thereto (each, a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), certain other Subsidiaries of the Company (each a “Subsidiary Guarantor”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

The undersigned hereby requests (select one):

Indicate: Borrowing, Conversion or Continuation	Indicate: Borrower Name	Indicate: Requested Amount	Indicate: Currency	Indicate: Term SOFR Loans	For Term SOFR Rate Loans Indicate: Interest Period (e.g., 1, 3 or 6 month interest period)

1 Note to Borrower. All requests submitted under a single Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Loan Notices will need to be prepared and signed.

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The Borrowing, if any, requested herein complies with the requirements set forth in the Credit Agreement.

[TELEDYNE TECHNOLOGIES INCORPORATED, a Delaware corporation]/
[APPLICABLE DESIGNATED BORROWER]

By:
Name:
Title:

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